UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________________
FORM 8-K
__________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 13, 2015
__________________________
ETFS Asian Gold Trust
(Exact name of registrant as specified in its charter)
__________________________

New York (State or other jurisdiction of incorporation)	001-35029 (Commission File Number)	27-6885194 (I.R.S. Employer Identification No.)

c/o ETF Securities USA LLC
48 Wall Street, 11th Floor
New York, New York 10005
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 918-4954

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Item 8.01. Other Events

On July 14, 2015, ETF Securities USA LLC, sponsor of the ETFS Asian Gold Trust (the “Trust”), issued a press release announcing that it will terminate the Trust and withdraw the Trust’s listing with NYSE Arca on August 12, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 14, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, in the capacities indicated, hereunto duly authorized.

Date: July 16, 2015

ETFS Asian Gold Trust

By: ETF Securities USA LLC, Sponsor of the ETFS Asian Gold Trust

By:	/s/ Christopher Foulds
Christopher Foulds
Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)